MUNIYIELD
                                                              NEW JERSEY
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              May 31, 1998

MuniYield New Jersey Fund, Inc.

Dear Shareholder

For the six-month period ended May 31, 1998, the Common Stock of MuniYield New Jersey Fund, Inc. earned $0.438 per share income dividends, which included earned and unpaid dividends of $0.074. This represents a net annualized yield of 5.61%, based on a month-end per share net asset value of $15.67. Over the same period, total investment return on the Fund's Common Stock was +3.92%, based on a change in per share net asset value from $15.51 to $15.67, and assuming reinvestment of $0.437 per share income dividends.

For the six months ended May 31, 1998, the average yield on the Fund's Auction Market Preferred Stock was 3.55%.

The Municipal Market Environment

During the six months ended May 31, 1998, long-term bond yields generally moved lower and by mid-January 1998, had declined to recent historic lows. US Treasury bond yields declined 20 basis points (0.20%) to 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth. Some investors have feared that continued domestic economic growth, particularly in such interest rate-sensitive sectors as housing and consumer spending, would eventually trigger significant inflationary pressures. These concerns served to push interest rates higher for the remainder of the six-month period ended May 31, 1998, causing bond yields to retrace much of their earlier gains. By May 31, 1998, the 30-year US Treasury bond yield was 5.80%, declining almost 25 basis points during the last six months. Long-term municipal revenue bond yields declined more than 15 basis points to end the May period at 5.39%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 45% compared to the same period a year ago. During the May quarter, municipalities issued more than $72 billion in new securities, an increase of more than 45% compared to the same three-month period in 1997. Moreover, the municipal bond market recently absorbed the largest single bond issue ever underwritten, a $3.4 billion Long Island Power Authority Revenue Bond. These bonds pushed total underwriting in May to more than $19 billion, the largest May volume since 1993. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of higher nominal-yielding taxable securities. Thus far in 1998, over $400 billion in investment-grade corporate bonds have been underwritten, an increase of more than 75% compared to the same period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. Municipal bond investors are also expected to receive over $45 billion in June and July from coupon payments and proceeds from maturities. These assets have helped to support the tax-exempt market as it has been able to absorb the dramatic increase in bond issuance with little difficulty.

It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild

MuniYield New Jersey Fund, Inc.                                     May 31, 1998

winter has been partially responsible for a strong housing sector, as well as other construction industries. This past winter's economic strength may have borrowed from future quarters' growth. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filings have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data has indicated that reduced US exports to these countries may have reduced US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe, barring a dramatic and unexpected resurgence of domestic inflation, that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

These factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At May 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities (over 90%), well in excess of their expected range of 85%-88%. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

Given the volatile market environment during the six months ended May 31, 1998, MuniYield New Jersey Fund, Inc. benefited from our relatively conservative strategy, motivated primarily by our efforts to maintain a competitive dividend as well as to preserve the gains we achieved. Our strategy to keep the Fund fully invested provided a positive contribution to the overall performance of the Fund as interest rates broadly declined throughout the latter part of 1997. Since then, however, our neutral investment strategy insulated the Fund from much of the volatility experienced during the first quarter of 1998.

The New Jersey economy continues to improve as the state unemployment rate dropped to 5.1% as of March 31, 1998. Furthermore, various measures of economic growth, including employment, new business incorporations, per capita personal income and gross state product, continue to reflect an economy growing at a pace similar to that of the nation.

Looking ahead, we anticipate little change in our strategy, barring a further rise in long-term interest rates. In our opinion, such a scenario would provide an opportunity to extend the portfolio's average call protection. However, for the time being, a continuation of our present approach appears warranted until such time as the current trading range is broken.

Leverage continues to benefit the Fund's Common Stock shareholders as the Fund's cost of borrowing, as reflected by short-term tax-exempt rates, remains well below the yields available on long-term municipal bonds. The proceeds of the borrowing can be invested in these long-term bonds, thereby providing an incremental yield advantage over an unleveraged tax-exempt investment. While leverage creates opportunities for yield enhancement, it also produces a higher degree of volatility. For this reason, we have sought to maintain a relatively low duration as a means to limit this inherent volatility until such time as the interest rate outlook becomes clearer. (For a complete explanation of the benefits and risks of leveraging, see page 3 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield New Jersey Fund, Inc., and we look forward to serving your investment needs in the months and years to come.


Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

June 30, 1998

MuniYield New Jersey Fund, Inc.                                     May 31, 1998

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its share holders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

MuniYield New Jersey Fund, Inc.                                     May 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                         Value
Ratings  Ratings  Amount                                       Issue                                          (Note 1a)
-----------------------------------------------------------------------------------------------------------------------
New Jersey-97.6%
-----------------------------------------------------------------------------------------------------------------------
AA       A1      $ 2,490   Bernards Township, New Jersey, School District, Refunding (State School
                           District Enhancement Program), UT, 5.30% due 1/01/2019                             $  2,517
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,100   Camden County, New Jersey, Municipal Utilities Authority, Sewer Revenue
                           Refunding Bonds, 5.25% due 7/15/2017 (c)                                              1,116
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Cape May County, New Jersey, Industrial Pollution Control Financing Authority
                           Revenue Bonds (Atlantic City Electric Company Project), AMT, Series A, 7.20%
                           due 11/01/2029 (b)                                                                    2,296
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Casino Reinvestment Development Authority, New Jersey, Parking Fee Revenue Bonds,
                           Series A, 5.25% due 10/01/2015 (f)                                                    2,542
-----------------------------------------------------------------------------------------------------------------------
                           East Orange, New Jersey, Board of Education, COP (AGH Leasing Inc.) (f):
AAA      Aaa       1,420     5.30%** due 8/01/2016                                                                 572
AAA      Aaa       1,000     5.34%** due 2/01/2019                                                                 352
-----------------------------------------------------------------------------------------------------------------------
AA       Aa2       1,000   Gloucester County, New Jersey, Industrial Refunding Bonds (Mobil Oil Refining
                           Corp. Project), 5.625% due 12/01/2028                                                 1,035
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Highland Park, New Jersey, School District, GO, UT, 6.55% due 2/15/2005 (b)(g)        1,148
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,880   Hudson County, New Jersey, COP, Refunding (Correctional Facilities),
                           6.60% due 12/01/2021 (b)                                                              5,291
-----------------------------------------------------------------------------------------------------------------------
AA       Aa3       3,200   Jersey City, New Jersey, School, GO, UT, 6.65% due 2/15/2002 (g)                      3,531
-----------------------------------------------------------------------------------------------------------------------
NR*      Aa2       3,500   Mercer County, New Jersey, Improvement Authority Revenue Bonds
                           (County Courthouse Project), 6.60% due 11/01/2000 (g)                                 3,775
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,120   Metuchen, New Jersey, School District, GO, UT, 5.20% due 9/15/2022 (c)                1,124
-----------------------------------------------------------------------------------------------------------------------
NR*      VMIG1+      100   Monmouth County, New Jersey, Improvement Authority Revenue Bonds
                           (Pooled Government Loan Program), ACES, 3.55% due 8/01/2016 (a)                         100
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI Corp.),
                           Series A, 6.35% due 10/01/2022 (e)                                                    5,560
-----------------------------------------------------------------------------------------------------------------------
                           New Jersey EDA, Revenue Bonds:
A        NR*       1,000     (First Mortgage--Cadbury Corporation Project), Series A, 5.50% due 7/01/2018        1,010
BBB-     NR*       1,250     Refunding (First Mortgage--Fellowship Village), Series A, 5.50% due 1/01/2018       1,235
BBB-     NR*       3,000     Refunding (First Mortgage--Fellowship Village), Series A, 5.50% due 1/01/2025       2,965
AAA      Aaa       2,500     Refunding (RWJ Health Care Corporation), 6.50% due 7/01/2024 (f)                    2,785
NR*      Aaa       4,000     (Saint Barnabas Project), 5.55%** due 7/01/2017 (b)                                 1,532
NR*      Aaa       5,435     (Saint Barnabas Project), 5.47%** due 7/01/2018 (b)                                 1,976
NR*      Aaa       6,000     (Saint Barnabas Project), 5.19%** due 7/01/2019 (b)                                 2,066
NR*      Aaa       1,000     (Saint Barnabas Project), 5.18%** due 7/01/2023 (b)                                   281
NR*      Aaa       4,350     (Saint Barnabas Project), 5.23%** due 7/01/2025 (b)                                 1,101
-----------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of the securities according to the list below and at right.

ACES(SM) Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
M/F      Multi-Family
RITR     Residual Interest Trust Receipts
UT       Unlimited Tax

MuniYield New Jersey Fund, Inc.                                     May 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                         Value
Ratings  Ratings  Amount                                       Issue                                          (Note 1a)
-----------------------------------------------------------------------------------------------------------------------
New Jersey (continued)
-----------------------------------------------------------------------------------------------------------------------
NR*      Aa1     $10,750   New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds
                           (Garden State Paper Company), AMT, 7.125% due 4/01/2022                            $ 11,807
-----------------------------------------------------------------------------------------------------------------------
                           New Jersey EDA, Water Facilities Revenue Bonds, AMT (c):
AAA      Aaa       2,000     (American Water Company Inc. Project), 6% due 5/01/2036                             2,142
AAA      Aaa       2,500     RITR, Series 34, 6.42% due 5/01/2032 (h)                                            2,556
-----------------------------------------------------------------------------------------------------------------------
                           New Jersey Health Care Facilities Financing Authority Revenue Bonds:
A-       A3        6,060     Refunding (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011             6,676
A-       Baa1      3,000     Refunding (Capital Health System Obligation Group), 5.25% due 7/01/2027             2,982
BBB      NR*       2,000     Refunding (Christian Healthcare Center), Series A, 5.25% due 7/01/2013              1,982
AAA      Aaa       1,000     Refunding (Community Medical Center/Kimball), 5.25% due 7/01/2011 (f)               1,037
AAA      Aaa       1,000     Refunding (Community Medical Center/Kimball), 5.25% due 7/01/2012 (f)               1,029
AAA      Aaa       2,135     Refunding (Community Medical Center/Kimball), 5.25% due 7/01/2013 (f)               2,183
AAA      Aaa       2,000     Refunding (Hackensack Medical Center), 6.625% due 7/01/2011 (c)                     2,164
BBB+     NR*       3,500     Refunding (Holy Name Hospital), 6% due 7/01/2025                                    3,660
BBB      Baa2      3,300     Refunding (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2020             3,465
AAA      Aaa       3,875     (Saint Elizabeth Hospital), Series B, 8.25% due 7/01/2000 (g)                       4,262
-----------------------------------------------------------------------------------------------------------------------
A+       Aa        7,820   New Jersey Sports and Exposition Authority Revenue Bonds (State Contract),
                           Series A, 6.50% due 3/01/2019                                                         8,546
-----------------------------------------------------------------------------------------------------------------------
                           New Jersey State Educational Facilities Authority Revenue Bonds:
BBB+     NR*       6,250     Higher Education (Drew University), Series E, 6.25% due 7/01/2017                   6,671
AAA      Aaa       4,935     Higher Education (Princeton University), Series C, 6.375% due 7/01/2002 (g)         5,437
BBB      Baa2      3,355     Higher Education (Saint Peter's College), Series B, 6.80% due 7/01/2008             3,711
BBB      Baa2      3,600     Higher Education (Saint Peter's College), Series B, 6.85% due 7/01/2012             3,981
AA+      Aaa       2,310     (Institute for Advanced Study), Series G, 5% due 7/01/2028                          2,289
BBB      Baa3      1,750     (Saint Peter's College), Series B, 5.50% due 7/01/2027                              1,757
A-       Baa1      6,030     (Stevens Institute of Technology), Series A, 6.80% due 7/01/2008                    6,667
-----------------------------------------------------------------------------------------------------------------------
AA+      Aa1       2,105   New Jersey State, GO, AMT, 7.05% due 7/15/2015                                        2,435
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000   New Jersey State Higher Educational Assistance Authority, Student Loan
                           Revenue Bonds, AMT, Series A, 5.30% due 6/01/2017 (e)                                 5,000
-----------------------------------------------------------------------------------------------------------------------
                           New Jersey State Housing and Mortgage Finance Agency,
                           Home Buyer Revenue Bonds, AMT (b):
AAA      Aaa       3,895     Series M, 7% due 10/01/2026                                                         4,237
AAA      Aaa       1,940     Series U, 5.55% due 10/01/2011                                                      2,028
AAA      Aaa       3,335     Series U, 5.60% due 10/01/2012                                                      3,486
-----------------------------------------------------------------------------------------------------------------------
AAA      NR*       2,520   New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue
                           Refunding Bonds (Presidential Plaza), 7% due 5/01/2030 (d)                            2,730
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   New Jersey State Transportation Corporation, COP (Raymond Plaza East, Incorporated),
                           6.50% due 10/01/2016 (f)                                                              2,282
-----------------------------------------------------------------------------------------------------------------------
NR*      A1        2,590   North Brunswick Township, New Jersey, GO, UT, 6.50% due 5/15/2002 (g)                 2,853
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,010   North Jersey District Water Supply Commission, New Jersey, Revenue Refunding Bonds
                           (Wanaque North Project), Series B, 6.50% due 11/15/2011 (b)                           2,184
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       6,230   Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Bonds,
                           Series A, 6.40% due 12/15/2002 (c)(g)                                                 6,922
-----------------------------------------------------------------------------------------------------------------------

MuniYield New Jersey Fund, Inc.                                     May 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                                         Value
Ratings  Ratings  Amount                                       Issue                                          (Note 1a)
----------------------------------------------------------------------------------------------------------------------
New Jersey (concluded)
----------------------------------------------------------------------------------------------------------------------
                           Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-      A1      $ 2,465     67th Series, 6.90% due 7/01/2011                                                 $  2,590
AA-      A1        1,000     69th Series, 7.125% due 6/01/2025                                                   1,062
AA-      A1        9,500     72nd Series, 7.35% due 10/01/2002 (g)                                              10,791
AA-      A1        1,000     93rd Series, 6.125% due 6/01/2094                                                   1,153
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,325   Port Authority of New York and New Jersey, RITR, AMT, 108th Series,
                           7.385% due 1/15/2017 (f)(h)                                                           4,930
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Port Authority of New York and New Jersey, Special Obligation Revenue Bonds (JFK
                           International Air Terminal Project), AMT, Series 6, 4th Installment,
                           5.75% due 12/01/2025 (b)                                                              2,610
-----------------------------------------------------------------------------------------------------------------------
AA       A1        2,275   Rutgers State University, New Jersey, Revenue Refunding Bonds (State University of
                           New Jersey), Series A, 6.50% due 5/01/2018                                            2,473
-----------------------------------------------------------------------------------------------------------------------
AA+      Aaa         760   Union County, New Jersey, Improvement Authority Revenue Refunding Bonds
                           (County Guaranteed Lease), 5.30% due 11/15/2006                                         813
-----------------------------------------------------------------------------------------------------------------------
AA-      A3        3,100   University of Medicine and Dentistry, New Jersey, Revenue Bonds, Series E,
                           6.50% due 12/01/2001 (g)                                                              3,401
----------------------------------------------------------------------------------------------------------------------
Puerto Rico--2.7%
----------------------------------------------------------------------------------------------------------------------
BBB+     Aaa       5,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P, 7%
                           due 7/01/2001 (g)                                                                     5,520
----------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$186,301)--100.3%                                                                     200,414
Liabilities in Excess of Other Assets--(0.3%)                                                                     (685)
                                                                                                             ---------
Net Assets--100.0%                                                                                           $ 199,729
                                                                                                             =========
----------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 1998.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   AMBAC Insured.
(f)   FSA Insured.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 1998.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

QUALITY PROFILE

The quality ratings of securities in the Fund as of May 31, 1998 were as follows:

                                                                      Percent of
Rating/Moody's Rating                                                 Net Assets

--------------------------------------------------------------------------------
AAA/Aaa................................................................    47.8%
AA/Aa..................................................................    27.6
A/A....................................................................    10.1
BBB/Baa................................................................    14.7
Other+.................................................................     0.1
--------------------------------------------------------------------------------
+Temporary investments in short-term municipal securities.

MuniYield New Jersey Fund, Inc.                                     May 31, 1998

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of May 31, 1998

Assets:       Investments, at value (identified cost--$186,301,271) (Note 1a) .                           $200,414,135
              Cash.............................................................                                 97,939
              Receivables:
                Interest.......................................................          $  3,523,135
                Securities sold................................................             1,021,327        4,544,462
                                                                                         ------------
              Prepaid expenses and other assets................................                                  6,393
                                                                                                           -----------
              Total assets ....................................................                            205,062,929
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------
Liabilities:  Payables:
                Securities purchased...........................................             5,019,139
                Dividends to shareholders (Note 1e)............................               205,407
                Investment adviser (Note 2)....................................                84,327        5,308,873
                                                                                            ---------
              Accrued expenses and other liabilities...........................                                 24,805
                                                                                                          ------------
              Total liabilities ...............................................                              5,333,678
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Net Assets:   Net assets.......................................................                           $199,729,251
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------
Capital:      Capital Stock (200,000,000 shares authorized) (Note 4):
                Preferred Stock, par value $.05 per share (2,400 shares of AMPS*
                issued and outstanding at $25,000 per share liquidation preference)                       $ 60,000,000
                Common Stock, par value $.10 per share (8,915,580 shares issued
                and outstanding)...............................................          $    891,558
              Paid-in capital in excess of par.................................           124,528,355
              Undistributed investment income--net .............................            1,075,234
              Accumulated realized capital losses on investments--net (Note 5)..             (878,760)
              Unrealized appreciation on investments--net.......................           14,112,864
                                                                                          -----------
              Total--Equivalent to $15.67 net asset value per share of Common Stock
              (market price--$15.1875)..........................................                           139,729,251
                                                                                                          ------------
              Total capital....................................................                           $199,729,251
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

              * Auction Market Preferred Stock.

              See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                     May 31, 1998

Statement of Operations

                                                                                                     For the Six Months Ended
                                                                                                                 May 31, 1998
------------------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned.........                           $  5,752,472
(Note 1d):
------------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2)................................       $    497,570
                     Commission fees (Note 4).........................................             77,007
                     Professional fees................................................             40,225
                     Accounting services (Note 2).....................................             20,176
                     Transfer agent fees..............................................             17,638
                     Directors' fees and expenses.....................................             11,564
                     Printing and shareholder reports.................................              9,680
                     Listing fees.....................................................              8,258
                     Custodian fees...................................................              7,899
                     Pricing fees.....................................................              4,069
                     Other............................................................              8,382
                                                                                             ------------
                     Total expenses ..................................................                              702,468
                                                                                                               ------------
                     Investment income--net...........................................                            5,050,004
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ...............................                            1,346,314
Unrealized           Change in unrealized appreciation on investments--net ...........                                  239
Gain on                                                                                                        ------------
Investments--Net     Net Increase in Net Assets Resulting from Operations ............                         $  6,396,557
(Notes 1b, 1d & 3)                                                                                             ============
---------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                               For the Six      For the
                                                                                               Months Ended    Year Ended
                                                                                                  May 31,      November 30
Increase (Decrease) in Net Assets:                                                                 1998           1997
--------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net...........................................         $  5,050,004   $ 10,012,062
                     Realized gain on investments--net................................            1,346,314        281,161
                     Change in unrealized appreciation on investments--net............                  239        197,125
                                                                                               ------------   ------------
                     Net increase in net assets resulting from operations.............            6,396,557     10,490,348
                                                                                               ------------   ------------
--------------------------------------------------------------------------------------------------------------------------
Dividends to         Investment income--net:
Shareholders           Common Stock...................................................           (3,891,503)    (8,018,125)
(Note 1e):             Preferred Stock................................................           (1,061,160)    (2,010,600)
                                                                                               ------------   ------------
                     Net decrease in net assets resulting from dividends to shareholders         (4,952,663)   (10,028,725)
                                                                                               ------------   ------------
--------------------------------------------------------------------------------------------------------------------------
Capital Stock        Value of shares issued to Common Stock shareholders in
Transactions         reinvestment of dividends .......................................              652,359        688,295
(Note 4):                                                                                      ------------   ------------
--------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase in net assets.....................................            2,096,253      1,149,918
                     Beginning of period..............................................          197,632,998    196,483,080
                                                                                               ------------   ------------
                     End of period*...................................................         $199,729,251  $ 197,632,998
                                                                                               ============  =============
--------------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income--net.............................         $  1,075,234  $     977,893
                                                                                               ============  =============
--------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                     May 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights

                                                                         For the
The following per share data and ratios have been derived               Six Months                For the Year Ended
from information provided in the financial statements.                    Ended                      November 30,
                                                                          May 31,     -------------------------------------------
Increase (Decrease) in Net Asset Value:                                    1998         1997       1996         1995       1994
---------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period ............   $   15.51     $  15.46   $  15.56     $  13.22  $   15.88
Operating                                                               ---------     --------   --------     --------  ---------
Performance:        Investment income--net ..........................         .57         1.14       1.14         1.17       1.15
                    Realized and unrealized gain (loss) on
                    investments--net ................................         .15          .05       (.10)        2.33      (2.67)
                                                                        ---------     --------   --------     --------  ---------
                    Total from investment operations ................         .72         1.19       1.04         3.50      (1.52)
                                                                        ---------     --------   --------     --------  ---------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net ........................        (.44)        (.91)      (.91)        (.90)      (.93)
                      Realized gain on investments--net .............          --           --         --           --       (.01)
                                                                        ---------     --------   --------     --------  ---------
                    Total dividends and distributions to Common
                    Stock shareholders ..............................        (.44)        (.91)      (.91)        (.90)      (.94)
                                                                        ---------     --------   --------     --------  ---------
                    Effect of Preferred Stock activity:
                      Dividends to Preferred Stock shareholders:
                        Investment income--net ......................        (.12)        (.23)      (.23)        (.26)      (.20)
                                                                        ---------     --------   --------     --------  ---------
                    Net asset value, end of period ..................   $   15.67     $  15.51   $  15.46     $  15.56  $   13.22
                                                                        =========     ========   ========     ========  =========
                    Market price per share, end of period ...........   $ 15.1875     $15.5625   $  14.50     $  13.75  $  12.125
                                                                        =========     ========   ========     ========  =========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on market price per share .................        .38%++     13.96%     12.34%       21.26%    (16.87%)
Return:**                                                               =========     ========   ========     ========  =========
                    Based on net asset value per share ..............       3.92%++      6.52%      5.84%       25.85%    (10.82%)
                                                                        =========     ========   ========     ========  =========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses ........................................        .71%*        .72%       .72%         .73%       .74%
Net Assets:***                                                          =========     ========   ========     ========  =========
                    Investment income--net ..........................       5.08%*       5.14%      5.18%        5.40%      5.30%
                                                                        =========     ========   ========     ========  =========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands) ..................................   $ 139,729     $137,633   $136,483     $137,355  $ 116,746
                                                                        =========     ========   ========     ========  =========
                    Preferred Stock outstanding, end of period
                    (in thousands) ..................................   $  60,000     $ 60,000   $ 60,000     $ 60,000  $  60,000
                                                                        =========     ========   ========     ========  =========
                    Portfolio turnover ..............................      19.10%       30.50%     49.76%       32.79%     15.06%
                                                                        =========     ========   ========     ========  =========
---------------------------------------------------------------------------------------------------------------------------------
Leverage:           Asset coverage per $1,000 .......................   $   3,329     $  3,294   $  3,275     $  3,289  $   2,946
                                                                        =========     ========   ========     ========  =========
---------------------------------------------------------------------------------------------------------------------------------
Dividends Per       Investment income--net ..........................   $     442     $    838   $    837     $    938  $     741
Share On Preferred                                                      =========     ========   ========     ========  =========
Stock Outstanding:+
---------------------------------------------------------------------------------------------------------------------------------

                    *     Annualized.
                    **    Total investment returns based on market value,
                          which can be significantly greater or lesser than
                          the net asset value, may result in substantially
                          different returns. Total investment returns
                          exclude the effects of sales loads.
                    ***   Do not reflect the effect of dividends to
                          Preferred Stock shareholders.
                    +     Dividends have been adjusted to reflect a
                          two-for-one stock split that occurred on December
                          1, 1994.
                    ++    Aggregate total investment return.

                          See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                     May 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments-The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts-The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options-The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income-Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest

MuniYield New Jersey Fund, Inc.                                     May 31, 1998

income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions-Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1998 were $46,038,671 and $36,999,114, respectively.

Net realized gains for the six months ended May 31, 1998 and net unrealized gains as of May 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                           Realized           Unrealized
                                            Gains               Gains
--------------------------------------------------------------------------------
   Long-term investments...............   $1,346,314         $14,112,864
                                          ----------         -----------
   Total...............................   $1,346,314         $14,112,864
                                          ==========         ===========
--------------------------------------------------------------------------------

As of May 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $14,112,864, of which $14,202,891 related to appreciated securities and $90,027 related to depreciated securities. The aggregate cost of investments at May 31, 1998 for Federal income tax purposes was $186,301,271.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended May 31, 1998 and for the year ended November 30, 1997 increased by 41,542 and 44,387, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at May 31, 1998 was 3.75%.

Shares issued and outstanding during the six months ended May 31, 1998 and for the year ended November 30, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended May 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $59,417 as commissions.

5. Capital Loss Carryforward:

At November 30, 1997, the Fund had a net capital loss carryforward of approximately $122,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On June 8, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074161 per share, payable on June 29, 1998 to shareholders of record as of June 22, 1998.

Officers and Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MYJ

This report, including the financial information herein, is transmitted to the shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield
New Jersey
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                           #16381-5/98

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